Exhibit 32.1

CERTIFICATION FURNISHED PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of QAD Inc. (the "Company") on Form 10-K for the period ending January 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karl F. Lopker, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2018	/s/ KARL F. LOPKER
Karl F. Lopker Chief Executive Officer QAD Inc.

In connection with the Annual Report of QAD Inc. (the "Company") on Form 10-K for the period ending January 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Lender, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2018	/s/ DANIEL LENDER
Daniel Lender Chief Financial Officer QAD Inc.